FIRSTHAND FUNDS
125 South Market, Suite 1200
San Jose, California 95113
Telephone: 1.888.884.2675
April 4, 2008

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY INNOVATORS FUND AND FIRSTHAND GLOBAL TECHNOLOGY FUND:

We are pleased to invite you to a joint special meeting of shareholders of Firsthand Technology Innovators Fund (“TIF”) and Firsthand Global Technology Fund (“GTF”), each a series of Firsthand Funds. The meeting will be held at 1:30 P.M., Pacific Time, on May 21, 2008, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 (the “Meeting”). For TIF shareholders, the purpose of the Meeting is to obtain TIF shareholder approval for a reorganization of TIF into Firsthand Technology Value Fund (“TVF”), another mutual fund in the Firsthand Funds family (the “TIF Reorganization”). For GTF shareholders, the purpose of the Meeting is to obtain GTF shareholder approval for a reorganization of GTF into TVF (the “GTF Reorganization”).  Each of TIF and GTF is called an “Acquired Fund” and together, the “Acquired Funds”.  The TIF Reorganization and the GTF Reorganization are jointly called the “Reorganizations”.    Each of TIF, GTF and TVF are called a “Fund” and collectively, the “Funds”.

The investment objective of each of TIF and GTF is identical to that of TVF and the investment risks of the Acquired Funds are substantially similar to those of TVF.  The principal investment strategies of each Acquired Fund, however, differ from those of TVF.  Those differences are discussed in more detail in the enclosed Combined Proxy Statement and Prospectus.  In each case, if a Reorganization is approved by an Acquired Fund’s shareholders, it is expected to result in total operating expense ratios that are lower than those that currently apply to the Acquired Fund.

The Reorganizations will not cause a change to the investment adviser; all the Funds are managed by Kevin Landis individually.  In addition, the features and services that are available to you today as an Acquired Fund shareholder will continue to be available to you as a TVF shareholder after the Reorganizations.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATIONS.

The Reorganizations offer several potential benefits.  First, by merging an Acquired Fund into TVF, shareholders of the Acquired Fund would benefit from economies of scale, as TVF has a substantially larger asset base than either Acquired Fund.  In addition, the Reorganizations would result in a lower overall expense ratio for the Acquired Funds’ shareholders.

If shareholder approval is obtained and the other conditions to the Reorganizations are satisfied, it is anticipated that each Acquired Fund will be reorganized into TVF during the second quarter of 2008, when the Acquired Fund shares will be exchanged for Investor Class shares of TVF of equal dollar value.  As a result of the Reorganizations you will become a shareholder of TVF instead of that of an Acquired Fund.  The exchange of shares in the Reorganizations is expected to be tax-free under federal income tax law.  If shareholder approval is obtained for one Acquired Fund’s Reorganization but not for the other, the Board may, in its discretion, proceed only with the closing of the Reorganization that has received shareholders approval.

The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus, and Proxy Ballot are enclosed.  The Reorganizations and the reasons for the unanimous recommendation of the Board to approve and recommend the Reorganizations are discussed in more detail in the enclosed materials, which you should read carefully.  If you have any questions, please do not hesitate to contact us at the toll-free number listed above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting. Sincerely,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds

i

FIRSTHAND FUNDS
125 South Market, Suite 1200
San Jose, California 95113
Telephone:  1.888.884.2675

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF FIRSTHAND TECHNOLOGY INNOVATORS FUND AND FIRSTHAND GLOBAL TECHNOLOGY FUND

To Be Held on May 21, 2008

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY INNOVATORS FUND AND FIRSTHAND GLOBAL TECHNOLOGY FUND:

PLEASE TAKE NOTE THAT a special meeting of shareholders of two series of Firsthand Funds: Firsthand Technology Innovators Fund (“TIF”) and Firsthand Global Technology Fund (“GTF”), (each an “Acquired Fund”) will be held at 1:30 P.M., Pacific Time, on May 21 2008, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110, for the purpose of considering and voting upon:

ITEM 1 (To be voted only by shareholders of Firsthand Technology Innovators Fund).  A proposed Agreement and Plan of Reorganization dated February 11, 2008, that provides for the reorganization of Firsthand Technology Innovators Fund into Firsthand Technology Value Fund,

ITEM 2 (to be voted only by shareholders of Firsthand Global Technology Fund).  A proposed Agreement and Plan of Reorganization dated February 11, 2008, that provides for the reorganization of Firsthand Global Technology Fund into Firsthand Technology Value Fund.

ITEM 3.  (to be voted by shareholders of both TIF and GTF) Such other business as may properly come before the meeting or any adjournment(s).

Item 1 and Item 2 are described in the attached Combined Proxy Statement/Prospectus.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on March 20, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS.  THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.  SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES EITHER BY TELEPHONE OR ONLINE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTHAND FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

YAKOUB N. BELLAWALA
Secretary of Firsthand Funds
April 4, 2008

COMBINED PROXY STATEMENT/PROSPECTUS
Dated April 4, 2008

FIRSTHAND FUNDS
125 South Market
Suite 1200
San Jose, California 95113
Telephone:  1.888.884.2675

For ease of reading, certain terms or names that are used in this Proxy/Prospectus have been shortened or abbreviated.  A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy/Prospectus in Appendix A.  A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy/Prospectus.

This Proxy/Prospectus, which should be retained for future reference, sets forth concisely the information about the proposed Reorganizations of Firsthand Technology Innovators Fund (“TIF”) and Firsthand Global Technology Fund (“GTF” and, together with TIF, the “Acquired Funds”) into Firsthand Technology Value Fund (“TVF” and, together with the Acquired Funds, the “Funds”) and the information about TVF that a shareholder of either Acquired Fund should know before deciding how to vote.  It is both a proxy statement for the Meeting and a prospectus offering shares in TVF.

Additional information about the Funds is available in their combined prospectus, combined statement of additional information (or SAI), and combined annual and semi-annual reports to shareholders.  The information contained in the prospectus for TIF, GTF and TVF is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference.  The Funds’ combined prospectus dated April 30, 2007, annual report to shareholders for the fiscal year ended December 31, 2007, and semi-annual report to shareholders for the fiscal period ended June 30, 2007, have previously been mailed to shareholders.  The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated April 30, 2007.  Additional copies of any of these documents are available without charge by writing to the address given above or by calling 1.888.884.2675.  These documents also are available on the SEC website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Meeting has been called for TIF shareholders to consider a Reorganization Agreement dated February 11, 2008 that provides for the reorganization of TIF into TVF (the “TIF Reorganization Agreement”) and for GTF shareholders to consider a Reorganization Agreement dated February 11, 2008 that provides for the reorganization of GTF into TVF (the “GTF Reorganization Agreement” and, together with the TIF Reorganization Agreement, the “Reorganization Agreements”).  It is expected that this Proxy/Prospectus will be mailed to shareholders on or about April 14, 2008.  At the Meeting, shareholders will be asked to approve the Reorganization Agreements.

TABLE OF CONTENTS
Page No.
LETTER TO SHAREHOLDERS	i

SUMMARY	1
Overview of the Reorganization Agreements	1
Overview of Investment Objectives and Principal Investment Strategies	1
Overview of Service Providers	1
Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures	1
Fee Table and Expense Summaries	2
Federal Income Tax Consequences	3
Principal Risk Factors	3

THE REORGANIZATIONS	4
Description of the Reorganization Agreements	4
Reasons for the Reorganizations and Other Considerations	4
Board Considerations	4
Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies	5
Comparison of Investment Policies and Restrictions	6
Comparison of Performance	6
Comparison of Form of Business Organization	6
Comparison of Advisory and Other Service Arrangements and Fees	7
Investment Advisory Services and Fees	7
Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services	7
Material Federal Income Tax Consequences	7
Capitalization	9

VOTING MATTERS	9
General Information	9
Quorum	9
Shareholder Approval	10
Principal Shareholders	10
Annual Meetings and Shareholder Meetings	11

ADDITIONAL INFORMATION ABOUT THE TRUST	11
Financial Statements	11
Other Business	11
Shareholder Inquiries	12

APPENDIX A: GLOSSARY	A-1
APPENDIX B: AGREEMENT AND PLAN OF REORGANIZATION BETWEEN TVF AND TIF	B-1
APPENDIX C: AGREEMENT AND PLAN OF REORGANIZATION BETWEEN TVF AND GTF	C-1
APPENDIX D: PROSPECTUS for FIRSTHAND TECHNOLOGY VALUE FUND	D-1
APPENDIX E: COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF TIF, GTF AND TVF	E-1

SUMMARY

The following is an overview of certain information relating to the proposed Reorganizations.  More complete information is contained throughout the Proxy/Prospectus and its Appendices.

Overview of the Reorganization Agreements

The documents that govern the Reorganizations are the Reorganization Agreements.  The Reorganization Agreements provide for:  (i) the transfer of all of the assets and liabilities of an Acquired Fund to TVF in exchange for shares of equal value of the same class (Investor Class) of TVF; and (ii) the distribution of TVF shares to Acquired Fund shareholders in liquidation of each Acquired Fund.  The Reorganizations are subject to a number of conditions, including approval by shareholders of each Acquired Fund.

As a result of the Reorganizations, an Acquired Fund’s shareholders will become shareholders of TVF and will hold, immediately after the Reorganizations, TVF shares having a total dollar value equal to the total dollar value of the shares of an Acquired Fund that the shareholder held immediately before the Reorganizations.  If approved, the Reorganization is expected to occur on or about May 23, 2008.

The exchange of an Acquired Fund’s shares for TVF shares in the Reorganizations is expected to be tax-free under federal income tax law and Acquired Fund shareholders will not pay any sales charge or sales load on the exchange.  Furthermore, Firsthand Capital Management, Inc. (the “Adviser” or “FCM”) has agreed to bear all customary expenses of the Reorganizations.  Therefore, none of the Funds, or their respective shareholders, will bear those expenses.  The Funds, however, ordinarily bear certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money, and will bear these expenses and any extraordinary expenses that may be associated with the Reorganizations, both of which are currently expected to be immaterial.

For more information about the Reorganizations and the Reorganization Agreements, see “The Reorganizations – Description of the Reorganization Agreements.”

Overview of Investment Objectives and Principal Investment Strategies

The investment objectives of the Acquired Funds and TVF are identical.  The principal investment strategies of the Acquired Funds and TVF, however, are somewhat different.  Both of the Acquired Funds, under normal circumstances, invest at least 80% of their assets in high-technology companies. TIF invests primarily in equity securities of high-technology companies that the Adviser considers to be best positioned to introduce “breakthrough” products in the fastest-growing markets in the technology sector, whereas GTF invests primarily in equity securities of high-technology companies, both domestic and foreign, that the Adviser considers to be best positioned to benefit significantly from the adoption of new technologies worldwide.  TVF invests at least 80% of its assets in high-technology companies, primarily in equity securities of high-technology companies the Adviser believes are undervalued and have potential for capital appreciation.  The Funds may invest in companies of any size.  For additional information about the similarities and differences between the principal investment strategies of TIF, GTF and TVF, see “The Reorganizations – Comparison of Investment Management, Investment Objective and Principal Investment Strategies.”

Overview of Service Providers

The Acquired Funds and TVF have the same service providers, including FCM as investment adviser and administrator.  Please see the discussion under “The Reorganizations – Comparison of Advisory and Other Service Arrangements and Fees.”

Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures

The purchase, redemption, distribution, exchange, and other policies and procedures of the Acquired Funds are identical to those of the Investor Class shares of TVF.  For more information concerning these policies and procedures, see “The Reorganizations – Comparison of Purchase, Redemption, Distribution, and Exchange Policies and other Shareholder Transactions and Services.”

Fee Table and Expense Summaries

The following tables describe the fees and expenses associated with holding TIF, GTF and TVF shares.  In particular, the tables (a) compare the fees and expenses as of December 31, 2007, for TIF and GTF (each of which has only one class of shares – Investor Class) and Investor Class shares of TVF, and (b) show the estimated fees and expenses for TVF on a pro forma basis after giving effect to the Reorganizations.

The Fund operating expense levels shown in this Proxy/Prospectus assume net asset levels as of December 31, 2007.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

Investor Class Shares
	TIF	GTF	TVF	Pro Forma TIF/TVF #	Pro Forma GTF/TVF #	Pro Forma TIF/GTF/TVF
Shareholder Fees (fees paid directly from your investment)
• Maximum sales charge (load) imposed on purchases, as a % of offering price	none	none	none	none	none	none
• Maximum deferred sales charge (load) as a % of the lower of the original purchase price or net asset value	none	none	none	none	none	none
• Redemption Fee	none	none	none	none	none	none

Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
• Management fees	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
• Distribution (12b-1) and shareholder servicing fees	none	none	none	none	None	none
• Other expenses	0.45%	0.45%	0.43%	0.42%	0.43%	0.42%
• Total annual Fund operating expenses	1.95%*	1.95%*	1.93%*	1.92%*	1.93%*	1.92%*

* In the Advisory Agreements, FCM agreed to reduce its fees and/or make expense reimbursements so that each Fund’s total annual operating expenses are limited to 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

# These two columns describe the scenario if shareholders of either TIF or GTF approve the reorganization but shareholders of the other acquired fund do not.

Example
This example is intended to help you compare the cost of investing in TVF, TIF and GTF with the cost of investing in other mutual funds.  This example assumes:  You invest $10,000 in the Investor Class Shares of a Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund; your investment has a 5% return each year; and the Fund’s operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Firsthand Technology Innovators Fund	$198	$612	$1,050	$2,266
Firsthand Global Technology Fund	$198	$612	$1,050	$2,266
Firsthand Technology Value Fund	$196	$605	$1,040	$2,245
Pro Forma TIF/TVF	$195	$602	$1,035	$2,235
Pro Forma GTF/TVF	$196	$605	$1,040	$2,245
Pro Forma TIF/GTF/TVF	$195	$602	$1,035	$2,235

Federal Income Tax Consequences

The Reorganizations generally are not expected to result in the recognition of gain or loss, for federal income tax purposes, by TIF, GTF, TVF, or their respective shareholders.  However, the use of the Acquired Funds’ capital loss carryforwards and losses realized upon the sale of TIF and GTF assets against future capital gains may be substantially reduced or even eliminated as a result of the Reorganizations.  See “The Reorganizations – Material Federal Income Tax Consequences” for additional information.  Since its inception, each Fund believes it has qualified as a “regulated investment company” under the Code.  Accordingly, each Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

Principal Risk Factors

The following principal investment risks are relevant to an investment in TVF:

•
Stock market risk – The return on and value of an investment in TVF will fluctuate in response to stock market movements.  Therefore, the most significant risk of investing in TVF is that a shareholder may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of FCM.  There is a risk that the value of these investments will not rise as expected, or will fall, thereby causing you to lose money.

•
Non-diversification risk – TVF is a non-diversified fund.  Therefore, it invests in a smaller number of companies than a diversified fund.  A significant change in the value of one company will, therefore, have a greater impact on TVF than it would if TVF diversified its investments.  It therefore exposes shareholders to greater-than-average financial and market risk.

•
Illiquid securities risk – Illiquid securities consist primarily of equity interest in privately placed technology companies. A high level of investments in illiquid privately placed securities increases certain risks for shareholders in TVF, including the risk that the Investment Adviser may not be able to manage TVF according to its strategy because of the need to sell liquid portfolio securities in order to meet any redemption requests, further increasing the portion of illiquid securities.  If the Fund were compelled to sell illiquid privately placed securities (which usually have resale restrictions attached) before it otherwise would in order to meet redemption requests, the Fund might not be able to sell those securities quickly without a substantial discount.

•
Small-capitalization companies risk – TVF may invest a substantial portion of its assets in small-capitalization companies, which are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency.  To make a large sale of securities of smaller companies that trade in limited volumes, TVF may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Comparison to TIF and GTF:  The investment risks of the Acquired Funds and TVF are substantially similar.  However, unlike the Acquired Funds, TVF does not have the ability to purchase and sell puts and calls on stocks and stock indices pursuant to a fundamental investment restriction.  In addition, GTF shareholders should note that while GTF currently does not invest in any illiquid securities, TVF has at times more than 20% of its assets invested in illiquid securities, primarily in equity interest in privately placed technology companies.  This carries additional risks not currently in existence in GTF.  Such risk include, but are not limited to, the risk that the Investment Adviser may not be able to manage the Fund according to its strategy because of the need to sell liquid portfolio securities in order to meet any redemption requests, further increasing the portion of illiquid securities and the risk that if the Fund is compelled to sell illiquid securities quickly in order to meet redemption requests, the Fund may not be able to do so without a material discount.

THE REORGANIZATIONS

Description of the Reorganization Agreements

As noted in the Summary, the Reorganization Agreements are the governing documents of the Reorganizations.  Among other things, the Reorganization Agreements provide for:  (i) the transfer of all of the assets and liabilities of an Acquired Fund to TVF in exchange for shares of equal value of the same class (Investor Class) of TVF and (ii) the distribution of Investor Class shares of TVF to each Acquired Fund’s shareholders in liquidation of an Acquired Fund.  The Reorganization Agreements also set forth representations and warranties of the parties, describe the mechanics of the transaction, and include a number of conditions to the completion of the Reorganizations, such as the non-waivable requirement that the Trust has received an opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to the Trust, that the exchange of shares contemplated under the Reorganizations will be tax-free under federal income tax law.

The Reorganization Agreements provide that the Reorganizations may be terminated by either party before the Effective Time of the Reorganizations (which is defined as the day following the Closing of the Reorganizations) if certain conditions are not satisfied or at any time prior to the Effective Time of the Reorganizations by resolution of the Board of Trustees.  At any time before or (to the extent permitted by law) after approval of the Reorganization Agreements by the Acquired Funds’ shareholders, the parties may, by written agreement and with or without the approval of its shareholders, amend any of the provisions of the Reorganization Agreements.

Upon completion of a Reorganization, all outstanding shares of an Acquired Fund will be canceled.  Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of TVF.  The Reorganization Agreements provide that the Adviser will bear the customary expenses of the Reorganizations.

A copy of the TIF Reorganization Agreement is attached to this Proxy Statement as Appendix B.  A copy of the GTF Reorganization Agreement is attached to this Proxy Statement as Appendix C.  To the extent any language in the Reorganization Agreements is inconsistent with the discussion in this Proxy Statement, the terms of the Reorganization Agreement would control.

Reasons for the Reorganizations and Other Considerations

•
Achieving economies of scale.  The Reorganizations will offer an Acquired Fund’s shareholders the potential to benefit from economies of scale, as TVF has a substantially larger asset base than the Acquired Funds.

•	Lower expense ratios. An additional reason for the Reorganizations is that they will result in a lower overall expense ratio for shareholders of an Acquired Fund after the Reorganizations.
•
Improve liquidity for shareholders. In the case of TIF, the combination of investment in privately-placed securities and net redemptions of shares have resulted in a portfolio with a relatively high concentration of illiquid securities.  This causes additional risks to the portfolio.  By reorganizing TIF into a larger mutual fund like TVF, it provides more flexibility for portfolio management.

Board Considerations

The Board of the Trust unanimously voted to approve the Reorganization Agreements at a meeting held on February 11, 2008.  The Board (with the advice and assistance of independent counsel) reviewed and considered all relevant documents and information with respect to the Acquired Funds and, after deliberations, noted and concluded: (1) that the terms of the Reorganizations and the Reorganization Agreements were appropriate and acceptable; (2) that as a result of the Reorganizations, the total pro forma fund operating expenses would be slightly lower than the fund operating expenses currently borne by the Acquired Funds, and TVF operating expenses would not be adversely affected; (3) that TVF has a better three and five-year performance record than either Acquired Fund; (4) that Acquired Fund shareholders will experience no change in shareholder services; (5) that the Reorganizations are anticipated to be tax-free reorganizations; (6) that shareholders of neither the Acquired Funds nor TVF will bear any fees or expenses in connection with the Reorganizations, and the Adviser will bear those expenses; (7) that there would be no change in fees or expenses to be paid or borne by shareholders of TIF, GTF or TVF (directly or indirectly) after the Reorganizations; (8) that with some minor exceptions, the investment restrictions of TVF and the Acquired Funds are substantially similar and there would be no changes in TVF’s investment policies or restrictions after the Reorganizations; (9) that there may be slight benefits to the Adviser as a result of the Reorganizations due to consolidations of resources, but the Adviser may earn slightly less in administrative fees after the Reorganizations; (10) that there would be no dilution to the interests of shareholders of any of TIF, GTF or TVF as a result of the Reorganizations; (11) with respect to GTF, the risks associated with the illiquid securities currently held by TVF and to be acquired from TIF; (12) with respect to TIF, the reduction in the concentration of its holdings of illiquid securities and the additional flexibility afforded to the Adviser in managing those holdings; (13) the relatively small size and limited growth prospects of the Acquired Funds; (14) the recommendations of the Adviser; and (15) the alternatives to the Reorganizations.

Based upon their evaluation of the information presented to them and the conclusions referenced above, and in light of their fiduciary duties under federal and state law, the Board of Trustees, including all of the non-interested Trustees, determined that participation by each of TIF, GTF and TVF in the Reorganizations, as contemplated by the Reorganization Agreements, was in the best interests of each of TIF, GTF and TVF, respectively and their respective shareholders.  In the event shareholders of either TIF or GTF approve its reorganization but shareholders of the other fund do not, the board will make additional determinations as to whether the one reorganization that has been approved by shareholders should close.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FIRSTHAND TECHNOLOGY INNOVATORS FUND AND SHAREHOLDERS OF FIRSTHAND GLOBAL TECHNOLOGY FUND VOTE TO APPROVE THE REORGANIZATION AGREEMENTS.

Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies

Both of the Acquired Funds and TVF are advised by FCM.  The Funds are all individually managed by Kevin Landis, the Chief Investment Officer of FCM.  Mr. Landis has been the portfolio manager for TVF since its inception in 1994.  In addition to managing TVF, TIF and GTF, Mr. Landis also serves as portfolio manager of Firsthand Technology Leaders Fund, Firsthand eCommerce Fund and Firsthand Alternative Energy Fund, three other series of the Trust.

The investment objectives of TIF and GTF are identical to that of TVF.  The principal investment strategies of TIF and GTF are similar to those of TVF, as described in the following table:

	TIF	GTF	TVF
Investment Objective	The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in high-technology companies.  The Adviser invests the Fund’s assets in equity securities of high-technology companies that it considers to be best positioned to introduce “breakthrough” products in the fastest-growing markets in the technology sector.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund’s investments, however, tend to focus on newer, smaller companies with market capitalizations mainly in the micro- and small-cap categories.

Under normal circumstances, the Fund invests at least 80% of its assets in high-technology companies.  The Adviser invests the Fund’s assets in equity securities of high-technology companies that it considers to be best positioned to benefit significantly from the adoption of new technologies worldwide.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.

Under normal circumstances, the Fund invests at least 80% of its assets in high-technology companies.  The Adviser invests the Fund’s assets primarily in equity securities of high-technology companies that it considers to be undervalued with potential for capital appreciation.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies.  The Fund’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that FCM believes are currently out of favor in the market.

TIF, GTF and TVF are operated in substantially similar ways.  The Funds share a focus on high technology companies.  A significant difference between TIF and TVF is that TIF normally invests a much larger percentage of its assets in newer, smaller companies with market capitalizations mainly in the micro- and small-cap categories.  A significant difference between GTF and TVF is that GTF normally invests a much larger percentage of its assets in equity securities of companies outside of the United States, whereas TVF specifically focuses on undervalued or under-appreciated companies, including companies that are not yet broadly known or well-established, that the Adviser believes are currently out of favor in the market.

Comparison of Investment Policies and Restrictions

TIF, GTF and TVF have very similar investment policies and investment restrictions with one material differences in that TVF has a fundamental policy that prohibits it from (i) purchasing and selling futures contracts, and (ii) purchasing and selling put and call options on stocks and stock indices.  The Acquired Funds’ fundamental policies permit them to engage in these activities.  For a detailed comparison of the fundamental investment policies of TIF, GTF and TVF, see Appendix E to this Proxy/Prospectus. In addition, TIF, GTF and TVF all have the same securities valuation procedures.

Comparison of Performance

The performance history of TIF, GTF and TVF are as follows:

Average Annualized Returns, as of December 31, 2007
Fund	Inception Date	1-year	3-year	5-year	10-year
TIF	5/20/1998	17.13%	5.27%	9.65%	N/A
GTF	9/29/2000	16.93%	7.05%	16.75%	N/A
TVF	5/20/1994*	23.39%	14.74%	19.74%	6.94%

*Firsthand Technology Value Fund Investor Class commenced operations on May 20, 1994; the SEC-effective date for Investor Class shares is December 15, 1994. All Firsthand Funds offer one class of shares – Investor Class shares.

Comparison of Form of Business Organization

Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and a fund’s governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow.  TIF, GTF and TVF are each different series of the same trust – Firsthand Funds.  Therefore, there is no difference in form of business organization between the Acquired Funds and TVF.  Each is a different series of the same Delaware statutory trust.

Comparison of Advisory and Other Service Arrangements and Fees

TIF, GTF and TVF have the same service providers.  Immediately after the Reorganizations, these service providers are expected to continue to serve TVF in the capacities indicated below.

Service Providers for TIF, GTF and TVF:

Investment Adviser	Firsthand Capital Management, Inc.
Distributor	ALPS Distributors, Inc.
Administrator	Firsthand Capital Management, Inc.
Sub-Administrator	Citi Fund Services Ohio, Inc.
Custodian	PFPC Trust
Fund Accountant	Citi Fund Services Ohio, Inc.
Transfer Agent	Citi Fund Services Ohio, Inc.
Independent Accountants	Tait, Weller & Baker LLP

Investment Advisory Services and Fees

FCM serves as the investment adviser for TIF, GTF and TVF, which each pay an advisory fee, computed daily and paid monthly, to FCM based on their respective average daily net assets.  Currently the annual advisory fee rate for each of TIF, GTF and TVF is 1.50%.  In the “Fee Table and Expense Summaries” section above are tables comparing the current fees and expenses of TIF, GTF and TVF, as well as the anticipated fees and expenses of TVF after the Reorganizations.

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganizations, an Acquired Fund’s shareholders will hold shares of the same class of TVF that they held in TIF or GTF.  Currently, TIF and GTF offer only a single class of shares – Investor Class.  Even though TVF offers two classes of shares, Investor Class shares and Adviser Class shares, only Investor Class shares are involved in the Reorganizations.  Therefore, an Acquired Fund’s shareholder who owns shares of an Acquired Fund will, immediately after the Reorganizations, hold an equal total dollar amount of Investor Class shares in TVF.  Accordingly, all of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder’s Investor Class shares will remain unaffected and unchanged by the Reorganizations.  No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganizations.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a TIF or GTF shareholder.  It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of TIF or GTF shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of TIF or GTF shares as part of a hedge, straddle, or conversion transaction; a person that does not hold TIF or GTF shares as a capital asset at the time of the Reorganizations; or an entity taxable as a partnership for U.S. federal income tax purposes.

Firsthand Funds has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganizations or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganizations to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of Firsthand Funds to consummate the Reorganizations is conditioned upon the receipt of an opinion of Paul, Hastings, Janofsky & Walker LLP substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganizations will each be treated as a “reorganization” under Section 368(a) of the Code and that TIF, GTF and TVF will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganizations.  Provided that the Reorganizations so qualify and TIF, GTF and TVF are so treated, for U.S. federal income tax purposes, generally:

•           None of TIF, GTF or TVF will recognize any gain or loss as a result of the Reorganizations.

•           An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of TVF shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganizations.

•           An Acquired Fund shareholder’s aggregate tax basis in TVF shares received pursuant to the Reorganizations will equal such shareholder’s aggregate tax basis in the Acquired Fund shares held immediately before the Reorganizations.

•           An Acquired Fund shareholder’s holding period for TVF shares received pursuant to the Reorganizations will include the period during which the Acquired Fund shares have been held by the shareholder.

The tax opinion described above will be based upon facts, representations, and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by Firsthand Funds, on behalf of TIF, GTF and TVF, including representations in a certificate to be delivered by the management of Firsthand Funds, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion.  This certificate will include a representation to the effect that TVF has no plan or intention to sell or otherwise dispose of more than sixty-six percent of an Acquired Fund’s assets acquired in the Reorganizations any sooner than the Acquired Fund would have, had such assets continued to be held by the Acquired Fund.

As of December 31, 2007, TIF had accumulated capital loss carryforwards of $372,397,277 and net unrealized depreciation in its assets of $4,382,811; GTF had accumulated capital loss carryforwards of $77,209,278 and net unrealized appreciation in its assets of $1,958,930.  TVF’s ability to use these losses and any additional losses of either TIF or GTF between January 1, 2008, and the Reorganizations (in the case of unrealized losses, once such losses are realized in TVF’s hands) to offset its future capital gains will be significantly limited.  While the ability of TVF to absorb an Acquired Fund’s realized capital loss carryforwards and unrealized capital losses in the future depends upon a variety of factors that cannot be known in advance, it is expected that substantially all of such losses will become permanently unavailable for use by TVF.  However, TVF currently has accumulated capital loss carryforwards in the amount of $2,674,480,078, which can be used to offset its future capital gains.  Therefore, it is not expected that the reorganizations will result in a loss of a significant tax benefit to shareholders of TIF and GTF.

Since its formation, each Fund believes it has qualified as a separate “regulated investment company” under the Code.  Accordingly, each of the Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  In connection with the Reorganizations, an Acquired Fund may be required to pay one or more distributions, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganizations (computed without regard for any deduction for distributions paid).  You must include any such distributions you receive in your taxable income.  To the extent that an Acquired Fund realizes any capital gain prior to the Reorganizations, it expects to have sufficient capital loss carryforwards to offset any such gain, and therefore does not anticipate distributing any such gain.

Capitalization

The following tables show the total net assets, number of shares outstanding and net asset value per share of the Funds.  This information is generally referred to as the “capitalization.” The term “pro forma capitalization” means the expected capitalization of TVF after it has combined with the Acquired Funds, i.e., as if the Reorganizations had already occurred.

These capitalization tables are based on figures as of December 31, 2007.  The ongoing investment performance and daily share purchase and redemption activity of GTF and TVF affects capitalization.  Therefore, the capitalization on the date of the closing of the Reorganizations (the “Closing Date”) may vary from the capitalization shown in the following tables.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Firsthand Technology Innovators Fund	$19,490,421	1,657,623	$11.76
Firsthand Global Technology Fund	$ 11,605,787	2,212,031	$5.25
Firsthand Technology Value Fund (Investor Class)	$382,778,431	8,596,505	$44.53
Pro Forma TIF/TVF	$402,268,852	9,034,197	$44.53
Pro Forma GTF/TVF	$394,384,218	8,857,133	$44.53
Pro Forma Combined Fund (TVF/TIF/GTF)	$413,874,639	9,294,825	$44.53

VOTING MATTERS

General Information

This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust also may solicit proxies by telephone or otherwise.  All expenses incurred in connection with such solicitation will be borne by FCM.  Shareholders may submit their proxy: (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; or (2) by telephone or online by following the instructions on the enclosed proxy card.  Any shareholder submitting a proxy ballot may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to Firsthand Funds at the address shown on the cover page of this Proxy/Prospectus, by a subsequently executed proxy ballot or by attending the Meeting and voting in person.

It is expected that officers and employees of the Trust and the Adviser will assist the Trust in soliciting votes from shareholders of the Acquired Funds at no cost to the Trust.

Only shareholders of record at the close of business on March 20, 2008 (the “Record Date”) will be entitled to vote at the Meeting.  On that date, TIF and GTF had 1,577,357.953 and 2,116,562.940 shares outstanding and entitled to vote, respectively.  Each whole and fractional share of TIF and GTF is entitled to a whole or fractional vote.

If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Quorum

A quorum is constituted for an Acquired Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of that Acquired Fund entitled to vote at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but that have not been voted.  Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization Agreements.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreements are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote.  The Meeting may be adjourned for a reasonable period of time.  Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Generally, the persons named as proxies will vote those proxies that they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).  The persons named as proxies will vote on such adjournment after consideration of the best interests of all shareholders of the Funds.

Shareholder Approval

The Reorganization Agreements must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each of TIF and GTF.  The term “majority of the outstanding voting securities” for an Acquired Fund as defined in the 1940 Act means:  the affirmative vote of the lesser of (i) 67% of the voting securities of that Acquired Fund present at the meeting if more than 50% of the outstanding shares of that Acquired Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of that Acquired Fund.  A vote of the shareholders of TVF is not being solicited, since their approval or consent is not necessary for the Reorganizations.

Principal Shareholders

The table below shows the name, address, and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Class shares of an Acquired Fund as of the Record Date.  Each shareholder is known to own as of record the shares indicated below.  Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

Fund	Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)	Percentage of Fund Post Closing
Firsthand Global Technology Fund	CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	325,952.78 Investor Class	15.40%	15.40%	30.05%
	NATIONAL FINANCIAL SERVICES CORP* FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-1003	189,768.77 Investor Class	8.97%	8.97%	20.93%
	TD AMERITRADE CLEARING, INC.* 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	109,689.71 Investor Class	5.18%	5.18%	9.09%
	CITIGROUP GLOBAL MARKETS INC 333 W 34th STREET NEW YORK, NY 10001-2402	106,406.38 Investor Class	5.03%	5.03%	0.53%
	KEVIN M LANDIS* 125 SOUTH MARKET ST SUITE 1200 SAN JOSE, CA 95113	106,012.02 Investor Class	5.01%	5.01%	0.62%

Firsthand Technology Innovators Fund	CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	444,086.76 Investor Class	28.15%	28.15%	30.05%
	NATIONAL FINANCIAL SERVICES CORP* FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-1003	300,138.17 Investor Class	19.03%	19.03%	20.93%
	TD AMERITRADE CLEARING, INC.* 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	118,637.38 Investor Class	7.52%	7.52%	9.09%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.  As of the Record Date, Charles Schwab had voting control of 28.15% of the outstanding shares of TIF.  Accordingly, Charles Schwab may be considered to “control” that Fund.  The address of Charles Schwab is listed in the chart above.

As of the Record Date, the officers and Trustees of the Trust as a group owned 2.27% of all outstanding shares of TIF, and 5.13% of all outstanding shares of GTF.

Annual Meetings and Shareholder Meetings

The Trust presently does not hold any annual meeting of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE TRUST

Financial Statements

The unaudited financial statements and financial highlights for shares of TIF, GTF and TVF for the semi-annual period ended June 30, 2007, and the audited financial statements for shares of TIF, GTF and TVF for the annual period ended December 31, 2007, are incorporated by reference in their combined prospectus or statement of additional information, or in the SAI related to this Proxy/Prospectus.

The annual financial statements and financial highlights of TIF, GTF and TVF for the year ended December 31, 2007, have been audited by Tait, Weller and Baker LLP, independent registered public accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

Other Business

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries

Shareholders may find more information about the Funds in the following documents:

•	Annual and semi-annual reports
The annual and semi-annual reports contain information about the Funds’ investments and performance, their financial statements, and the independent registered public accounting firm’s reports.  The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the period.

•	Statement of Additional Information
The SAI for the Funds contains additional information about each Fund and its investment policies.  The SAI is legally part of the Funds’ combined prospectus (it is incorporated by reference therein).  Copies have been filed with the SEC.

Shareholders may obtain free copies of these documents, request other information about the Funds and make shareholder inquiries by contacting Firsthand Funds:

By telephone:	1.888.884.2675

By mail:	Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120

On the Internet:	www.firsthandfunds.com

Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  The reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

APPENDIX A:  GLOSSARY

Term Used in Proxy/Prospectus	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Acquired Funds	TIF and GTF
Adviser	Firsthand Capital Management, Inc.
Advisory Agreements	Master Investment Advisory Agreement between the Adviser and the Trust dated August 10, 2002.
Board	The Board of Trustees of Firsthand Funds
Closing Date	Closing of the Reorganization, expected to occur on or about May 23, 2008
Code	Internal Revenue Code of 1986, as amended
Effective Time of the Reorganization	The date and time, immediately following the Closing Date, at which delivery of shares of TVF to be issued, and liquidation of the Acquired Funds occur.
FCM	Firsthand Capital Management, Inc.
Fund(s)	TIF, GTF and TVF
GTF	Firsthand Global Technology Fund, a series of Firsthand Funds
GTF Reorganization	The reorganization of GTF into TVF
GTF Reorganization Agreement
The Agreement and Plan of Reorganization dated February 11, 2008 by and between Firsthand Funds, on behalf of Firsthand Global Technology Fund, and Firsthand Funds, on behalf of Firsthand Technology Value Fund.

Meeting	The shareholder meeting of GTF and TIF that will be held at 1:30 P.M., Pacific Time, on May 21, 2008, at Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110.
Proxy/Prospectus	This Combined Proxy Statement/Prospectus
Reorganizations	The TIF Reorganization and the GTF Reorganization
Reorganization Agreements	The TIF Reorganization Agreement and the GTF Reorganization Agreement.
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
TIF	Firsthand Technology Innovators Fund, a series of Firsthand Funds
TIF Reorganization	The reorganization of TIF into TVF
TIF Reorganization Agreement
The Agreement and Plan of Reorganization dated February 11, 2008 by and between Firsthand Funds, on behalf of Firsthand Technology Innovators Fund, and Firsthand Funds, on behalf of Firsthand Technology Value Fund.

TVF	Firsthand Technology Value Fund, a series of Firsthand Funds
Trust	Firsthand Funds

A-1

APPENDIX B:  AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIRSTHAND TECHNOLOGY VALUE FUND AND FIRSTHAND TECHNOLOGY INNOVATORS FUND

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 11 day of February, 2008 by and between Firsthand Technology Value Fund (the “Acquiring Fund”) and Firsthand Technology Innovators Fund (the “Acquired Fund”), each of which is a series of Firsthand Funds, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Acquired Fund be conveyed to and acquired and assumed by the Acquiring Fund in exchange for shares of equal U.S. dollar value of the Acquiring Fund which shall thereafter promptly be distributed to the shareholders of the Acquired Fund in connection with its liquidation as described in this Agreement (such acquisition and assumption of the Acquired Fund’s Fund Assets and Liabilities by the Acquiring Fund shall be referred to as the  “TIF Reorganization”); and

WHEREAS, the parties intend that the TIF Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the TIF Reorganization.

NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Fund and Acquiring Fund shall be consolidated as follows:

1.	Conveyance of Fund Assets and Liabilities of the Acquired Fund.

(a)
Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Fund (the “Fund Assets”), subject to all liabilities of the Acquired Fund existing as of the Effective Time of the Reorganization (the “Liabilities”), shall be transferred by the Acquired Fund to the Acquiring Fund and shall be accepted and assumed by the Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization:  (i) all Fund Assets of the Acquired Fund shall become the assets of the Acquiring Fund; and (ii) all Liabilities of the Acquired Fund shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if originally incurred by the Acquiring Fund.

(b)
It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books and that the Liabilities of the Acquired Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

(c)
It is understood and agreed that the Acquired Fund may sell any of the securities or other assets it holds prior to the Effective Time of the Reorganization but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.  At least ten (10) business days prior to the Closing Date (as defined in Section 8), the Acquiring Fund will advise the Acquired Fund of any investments held by the Acquired Fund that the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise.  The Acquired Fund, if requested by the Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements.  In addition, if it is determined that the investment portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund, then the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.

(d)	The Fund Assets shall be transferred and conveyed to the Acquiring Fund on the following basis:

(1)
In exchange for the transfer of the Fund Assets, the Acquiring Fund shall simultaneously issue to the Acquired Fund at the Effective Time of the Reorganization full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement.  In this regard, the number of full and fractional shares of the Acquiring Fund delivered to the Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of computed in the manner and as of the time and date set forth in this Agreement.

(2)
The net asset value of shares to be delivered by the Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by the Acquired Fund and assumed by the Acquiring Fund, shall, in each case, be determined as of the Valuation Time as defined in Section 3.  The net asset value of shares of the Acquiring Fund shall be computed in accordance with its then current valuation procedures.  In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Acquiring Fund’s then current valuation procedures.

2.
Liquidation of the Acquired Fund.  At the Effective Time of the Reorganization, the Acquired Fund shall make a liquidating distribution to its shareholders as follows:  Shareholders of record of the Acquired Fund shall be credited with full and fractional shares of the shares that are issued by the Acquiring Fund in connection with the TIF Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization.  Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and the Trust shall record on its books the ownership of the Acquiring Fund shares by such shareholders (the “Transferor Record Holders”).  All of the issued and outstanding shares of the Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of the Trust at such time.  As soon as reasonably possible after the Effective Time of the Reorganization, the Trust shall wind up the affairs of the Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with all applicable laws.  Subject to the provisions of this Agreement at an appropriate time as determined by the officers of the Trust, upon the advice of counsel, the Acquired Fund will be dissolved and unwound under the laws of the State of Delaware.

3.
Valuation Time.  The “Valuation Time” shall be the time as of which the net asset value of shares of the Acquired Fund and the Acquiring Fund are determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

4.
Certain Representations, Warranties and Agreements of the Trust on behalf of the Acquired Fund.  The Trust, on behalf of itself and, where appropriate, on behalf of the Acquired Fund, represents and warrants as follows:

(a)
The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware.  The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b)
The Trust has the power to own all of the Acquired Fund’s properties and assets and to consummate the transactions contemplated herein, on behalf of the Acquired Fund and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquired Fund, and has been executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust or the By-Laws of the Trust, or any material agreement or arrangement to which the Trust is a party or by which it is bound.

(d)
The Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formulation; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

(e)	The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquired Fund in accordance with applicable legal requirements.

(f)
The combined proxy statement/prospectus and form of proxy included within the Trust’s registration statement on Form N-14 (the “N-14 Registration Statement”) from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Trust or the Acquired Fund (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(g)
All of the issued and outstanding shares of the Acquired Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(h)
The Trust shall operate the business of the Acquired Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that the Trust shall complete all measures in respect of the Acquired Fund prior to the Effective Time of the Reorganization to ensure that the TIF Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the TIF Reorganization.  Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

(i)
At the Effective Time of the Reorganization, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

(j)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(k)
Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; and

(l)
Since December 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (l), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

5.
Certain Representations, Warranties and Agreements of the Trust on Behalf of the Acquiring Fund.  The Trust, on behalf of itself and where appropriate, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)
The Acquiring Fund is duly organized as a series of the Trust which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

(b)
The Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund, and executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust of the Trust or any material agreement or arrangement to which it is a party or by which it is bound.

(d)
The Acquiring Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formation; and it qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

(e)	The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Fund in accordance with applicable legal requirements.

(f)
The N-14 Registration Statement from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and at the Effective Time of the Reorganization, insofar as it relates to the Trust or the Acquiring Fund (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(g)
The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the shareholders of the Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto.

(h)
All of the issued and outstanding shares of the Acquiring Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(i)
The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the TIF Reorganization.  Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

(j)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(k)
Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(l)
Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to an accepted by the Acquired Fund.  For purposes of this subparagraph (l), a decline in net asset value per share of the Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

6.	Regulatory Filings. The Trust will file the N-14 Registration Statement with the SEC.

7.	Shareholder Action. After the effective date of the N-14 Registration Statement, the Trust shall hold a meeting of the shareholders of the Acquired Fund for the purpose of considering and voting upon:

(a)	approval of this Agreement and the TIF Reorganization contemplated hereby; and

(b)	such other matters as may be determined by the Board of Trustees of the Trust.

8.
Closing Date, Effective Time of the Reorganization.  The “Closing Date” shall be May 23, 2008, or such earlier or later dates as the parties shall agree.  Delivery of the Fund Assets and the shares of the Acquiring Fund to be issued pursuant to Section 1 and the liquidation of the Acquired Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed, by the parties hereto.  The date and time at which such actions are taken are referred to herein as the “Effective Time of the Reorganization.”  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

9.	Conditions to the Trust’s Obligations on Behalf of the Acquiring Fund. The obligations of the Trust, on behalf of the Acquiring Fund, hereunder shall be subject to the following conditions precedent:

(a)
This Agreement and the TIF Reorganization shall have been approved by the Board of Trustees of the Trust and by a requisite vote of the shareholders of the Acquired Fund in the manner required by the Trust’s Amended and Restated Declaration of Trust, By-Laws, applicable law and this Agreement.

(b)
All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Trust shall have delivered to the Trust a statement of assets and liabilities of the Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

(d)
The Trust shall have duly executed and delivered to the Trust such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as the Trust may deem necessary or desirable to transfer all of the Acquired Fund’s rights, title and interest in and to the Fund Assets.

(e)
The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Acquiring Fund may properly acquire under its investment objective, policies and limitations and may otherwise be lawfully acquired by the Acquiring Fund.

(f)
The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, upon which the Acquiring Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Paul, Hastings, Janofsky & Walker LLP and dated as of the Closing Date, substantially to the effect that the TIF Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization”, within the meaning of Section 368(b) of the Code, with respect to the TIF Reorganization.

(g)	The N-14 Registration Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Trust, contemplated by the SEC.

(h)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(i)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(j)
The Trust on behalf of the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

(k)	The Trust shall have received a duly executed instrument whereby the Acquiring Fund assumes all of the liabilities of the Acquired Fund.

(l)
Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regarding Section 852(b)(2)(D) of the Code), (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) “net capital gain” (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before Effective Time.

10.	Conditions to the Trust’s Obligations on Behalf of the Acquired Fund. The obligations of the Trust, on behalf of the Acquired Fund, hereunder shall be subject to the following conditions precedent:

(a)	This Agreement and the TIF Reorganization shall have been approved by the Board of Trustees of the Trust on behalf of the Acquiring Fund.

(b)
All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

(d)
The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, upon which the Acquired Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust, based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Paul, Hastings, Janofsky & Walker LLP, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the TIF Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the TIF Reorganization.

(e)	The N-14 Registration Statement shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

(f)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

(g)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(h)
The Trust on behalf of the Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

11.	Tax Matters

(a)
The Trust hereby represents and warrants on behalf of the Acquiring Fund and the Acquired Fund that each shall use its best efforts to cause the TIF Reorganization to qualify, and will not (whether before or after consummation of the TIF Reorganization) take any actions that could prevent the TIF Reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

(b)
Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the TIF Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

12.
Survival of Representations and Warranties.  The representations and warranties of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund set forth in this Agreement shall survive the delivery of the Fund Assets to the Acquiring Fund and the issuance of the shares of the Acquiring Fund at the Effective Time of the Reorganization to the Acquired Fund’s shareholders.

13.
Termination of Agreement.  This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

(a)	By the Trust on behalf of the Acquiring Fund if the conditions set forth in Section 9 are not satisfied as specified in said Section;

(b)	By the Trust on behalf of the Acquired Fund if the conditions set forth in Section 10 are not satisfied as specified in said Section; and

(c)	By resolution of the Trust’s Board of Trustees if circumstances should develop that, in its opinion, make proceeding with the agreement inadvisable.

14.
Governing Law.  This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

15.	Brokerage Fees and Expenses.

(a)	The Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)
Firsthand Capital Management, Inc. will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

16.
Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining its shareholders’ further approval.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

FIRSTHAND FUNDS On behalf of Firsthand Technology Innovators Fund By: _____________________________ Name: Kevin Landis Title: President
FIRSTHAND FUNDS On behalf of Firsthand Technology Value Fund By: _____________________________ Name: Kevin Landis Title: President

APPENDIX C:  AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIRSTHAND TECHNOLOGY VALUE FUND AND FIRSTHAND GLOBAL TECHNOLOGY FUND

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 11 day of February, 2008 by and between Firsthand Technology Value Fund (the “Acquiring Fund”) and Firsthand Global Technology Fund (the “Acquired Fund”), each of which is a series of Firsthand Funds, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Acquired Fund be conveyed to and acquired and assumed by the Acquiring Fund in exchange for shares of equal U.S. dollar value of the Acquiring Fund which shall thereafter promptly be distributed to the shareholders of the Acquired Fund in connection with its liquidation as described in this Agreement (such acquisition and assumption of the Acquired Fund’s Fund Assets and Liabilities by the Acquiring Fund shall be referred to as the  “GTF Reorganization”); and

WHEREAS, the parties intend that the GTF Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the GTF Reorganization.

NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Fund and Acquiring Fund shall be consolidated as follows:

1.	Conveyance of Fund Assets and Liabilities of the Acquired Fund.

(a)
Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Fund (the “Fund Assets”), subject to all liabilities of the Acquired Fund existing as of the Effective Time of the Reorganization (the “Liabilities”), shall be transferred by the Acquired Fund to the Acquiring Fund and shall be accepted and assumed by the Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization:  (i) all Fund Assets of the Acquired Fund shall become the assets of the Acquiring Fund; and (ii) all Liabilities of the Acquired Fund shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if originally incurred by the Acquiring Fund.

(b)
It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books and that the Liabilities of the Acquired Fund shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

(c)
It is understood and agreed that the Acquired Fund may sell any of the securities or other assets it holds prior to the Effective Time of the Reorganization but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies.  At least ten (10) business days prior to the Closing Date (as defined in Section 8), the Acquiring Fund will advise the Acquired Fund of any investments held by the Acquired Fund that the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise.  The Acquired Fund, if requested by the Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements.  In addition, if it is determined that the investment portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund, then the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.  The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.

(d)	The Fund Assets shall be transferred and conveyed to the Acquiring Fund on the following basis:

(1)
In exchange for the transfer of the Fund Assets, the Acquiring Fund shall simultaneously issue to the Acquired Fund at the Effective Time of the Reorganization full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement.  In this regard, the number of full and fractional shares of the Acquiring Fund delivered to the Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of computed in the manner and as of the time and date set forth in this Agreement.

(2)
The net asset value of shares to be delivered by the Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by the Acquired Fund and assumed by the Acquiring Fund, shall, in each case, be determined as of the Valuation Time as defined in Section 3.  The net asset value of shares of the Acquiring Fund shall be computed in accordance with its then current valuation procedures.  In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Acquiring Fund’s then current valuation procedures.

2.
Liquidation of the Acquired Fund.  At the Effective Time of the Reorganization, the Acquired Fund shall make a liquidating distribution to its shareholders as follows:  Shareholders of record of the Acquired Fund shall be credited with full and fractional shares of the shares that are issued by the Acquiring Fund in connection with the GTF Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization.  Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and the Trust shall record on its books the ownership of the Acquiring Fund shares by such shareholders (the “Transferor Record Holders”).  All of the issued and outstanding shares of the Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of the Trust at such time.  As soon as reasonably possible after the Effective Time of the Reorganization, the Trust shall wind up the affairs of the Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with all applicable laws.  Subject to the provisions of this Agreement at an appropriate time as determined by the officers of the Trust, upon the advice of counsel, the Acquired Fund will be dissolved and unwound under the laws of the State of Delaware.

3.
Valuation Time.  The “Valuation Time” shall be the time as of which the net asset value of shares of the Acquired Fund and the Acquiring Fund are determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

4.
Certain Representations, Warranties and Agreements of the Trust on behalf of the Acquired Fund.  The Trust, on behalf of itself and, where appropriate, on behalf of the Acquired Fund, represents and warrants as follows:

(a)
The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware.  The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b)
The Trust has the power to own all of the Acquired Fund’s properties and assets and to consummate the transactions contemplated herein, on behalf of the Acquired Fund and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquired Fund, and has been executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust or the By-Laws of the Trust, or any material agreement or arrangement to which the Trust is a party or by which it is bound.

(d)
The Acquired Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formulation; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

(e)	The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquired Fund in accordance with applicable legal requirements.

(f)
The combined proxy statement/prospectus and form of proxy included within the Trust’s registration statement on Form N-14 (the “N-14 Registration Statement”) from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and the Effective Time of the Reorganization, insofar as they relate to the Trust or the Acquired Fund (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(g)
All of the issued and outstanding shares of the Acquired Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(h)
The Trust shall operate the business of the Acquired Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that the Trust shall complete all measures in respect of the Acquired Fund prior to the Effective Time of the Reorganization to ensure that the GTF Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the GTF Reorganization.  Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

(i)
At the Effective Time of the Reorganization, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

(j)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(k)
Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated; and

(l)
Since December 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (l), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

5.
Certain Representations, Warranties and Agreements of the Trust on Behalf of the Acquiring Fund.  The Trust, on behalf of itself and where appropriate, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)
The Acquiring Fund is duly organized as a series of the Trust which is a business trust duly formed, validly existing and in good standing under the laws of the State of Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

(b)
The Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has or will have at the Effective Time of the Reorganization all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

(c)
This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquiring Fund, and executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust of the Trust or any material agreement or arrangement to which it is a party or by which it is bound.

(d)
The Acquiring Fund has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its formation; and it qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

(e)	The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Fund in accordance with applicable legal requirements.

(f)
The N-14 Registration Statement from its effective date with the SEC through the time of the shareholder meeting referred to in Section 7 and at the Effective Time of the Reorganization, insofar as it relates to the Trust or the Acquiring Fund (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(g)
The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund for the account of the shareholders of the Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect thereto.

(h)
All of the issued and outstanding shares of the Acquiring Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

(i)
The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the GTF Reorganization.  Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion(s) provided for in Sections 9(f) and 10(d).

(j)
At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

(k)
Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(l)
Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to an accepted by the Acquired Fund.  For purposes of this subparagraph (l), a decline in net asset value per share of the Acquiring Fund shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

6.	Regulatory Filings. The Trust will file the N-14 Registration Statement with the SEC.

7.	Shareholder Action. After the effective date of the N-14 Registration Statement, the Trust shall hold a meeting of the shareholders of the Acquired Fund for the purpose of considering and voting upon:

(a)	approval of this Agreement and the GTF Reorganization contemplated hereby; and

(b)	such other matters as may be determined by the Board of Trustees of the Trust.

8.
Closing Date, Effective Time of the Reorganization.  The “Closing Date” shall be May 23, 2008, or such earlier or later dates as the parties shall agree.  Delivery of the Fund Assets and the shares of the Acquiring Fund to be issued pursuant to Section 1 and the liquidation of the Acquired Fund pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed, by the parties hereto.  The date and time at which such actions are taken are referred to herein as the “Effective Time of the Reorganization.”  To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Trust shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

9.	Conditions to the Trust’s Obligations on Behalf of the Acquiring Fund. The obligations of the Trust, on behalf of the Acquiring Fund, hereunder shall be subject to the following conditions precedent:

(a)
This Agreement and the GTF Reorganization shall have been approved by the Board of Trustees of the Trust and by a requisite vote of the shareholders of the Acquired Fund in the manner required by the Trust’s Amended and Restated Declaration of Trust, By-Laws, applicable law and this Agreement.

(b)
All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Trust shall have delivered to the Trust a statement of assets and liabilities of the Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

(d)
The Trust shall have duly executed and delivered to the Trust such bills of sale, assignments, certificates and other instruments of transfer (“Transfer Documents”) as the Trust may deem necessary or desirable to transfer all of the Acquired Fund’s rights, title and interest in and to the Fund Assets.

(e)
The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquired Fund made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Acquiring Fund may properly acquire under its investment objective, policies and limitations and may otherwise be lawfully acquired by the Acquiring Fund.

(f)
The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, upon which the Acquiring Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Paul, Hastings, Janofsky & Walker LLP and dated as of the Closing Date, substantially to the effect that the GTF Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization”, within the meaning of Section 368(b) of the Code, with respect to the GTF Reorganization.

(g)	The N-14 Registration Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Trust, contemplated by the SEC.

(h)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(i)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(j)
The Trust on behalf of the Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

(k)	The Trust shall have received a duly executed instrument whereby the Acquiring Fund assumes all of the liabilities of the Acquired Fund.

(l)
Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regarding Section 852(b)(2)(D) of the Code), (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) “net capital gain” (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before Effective Time.

10.	Conditions to the Trust’s Obligations on Behalf of the Acquired Fund. The obligations of the Trust, on behalf of the Acquired Fund, hereunder shall be subject to the following conditions precedent:

(a)	This Agreement and the GTF Reorganization shall have been approved by the Board of Trustees of the Trust on behalf of the Acquiring Fund.

(b)
All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

(c)
The Trust shall have delivered a certificate executed in its name by an appropriate officer, dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

(d)
The Trust shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, upon which the Acquired Fund and its shareholders may rely, in form and substance reasonably satisfactory to the Trust, based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Fund and/or the Acquired Fund to Paul, Hastings, Janofsky & Walker LLP, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the GTF Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the GTF Reorganization.

(e)	The N-14 Registration Statement shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

(f)
No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

(g)
The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(h)
The Trust on behalf of the Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

11.	Tax Matters

(a)
The Trust hereby represents and warrants on behalf of the Acquiring Fund and the Acquired Fund that each shall use its best efforts to cause the GTF Reorganization to qualify, and will not (whether before or after consummation of the GTF Reorganization) take any actions that could prevent the GTF Reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

(b)
Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the GTF Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

12.
Survival of Representations and Warranties.  The representations and warranties of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund set forth in this Agreement shall survive the delivery of the Fund Assets to the Acquiring Fund and the issuance of the shares of the Acquiring Fund at the Effective Time of the Reorganization to the Acquired Fund’s shareholders.

13.
Termination of Agreement.  This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

(a)	By the Trust on behalf of the Acquiring Fund if the conditions set forth in Section 9 are not satisfied as specified in said Section;

(b)	By the Trust on behalf of the Acquired Fund if the conditions set forth in Section 10 are not satisfied as specified in said Section; and

(c)	By resolution of the Trust’s Board of Trustees if circumstances should develop that, in its opinion, make proceeding with the agreement inadvisable.

14.
Governing Law.  This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

15.	Brokerage Fees and Expenses.

(a)	The Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

(b)
Firsthand Capital Management, Inc. will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

16.
Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining its shareholders’ further approval.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.

FIRSTHAND FUNDS On behalf of Firsthand Global Technology Fund By: _____________________________ Name: Kevin Landis Title: President
FIRSTHAND FUNDS On behalf of Firsthand Technology Value Fund By: _____________________________ Name: Kevin Landis Title: President

APPENDIX D:  PROSPECTUS for FIRSTHAND TECHNOLOGY VALUE FUND

PROSPECTUS

Firsthand Funds

Technology Value Fund®

April 30, 2007

Firsthand Funds has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (the “SEC”). That registration does not imply, however, that the SEC endorses the Funds.

An investment in the Funds is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Privacy Policy Notice enclosed.

Table of Contents

The Funds
Investment Objective, Principal Investment Strategies, Principal Investment Risks, and Fund Performance
Firsthand Technology Value Fund	D-4
Fund Fees and Expenses	D-7
Additional Investment Strategies and Associated Risks	D-7
Fund Management	D-9
Portfolio Holdings	D-9
Operation of the Fund	D-9

Your Account
Doing Business With Firsthand	D-10
How to Purchase Shares	D-11
Exchanging and Selling Shares	D-12
Shareholder Services	D-15
Account Policies	D-16
Distributions and Taxes	D-17
Pricing of Fund Shares	D-18

Financial Highlights
Firsthand Technology Value Fund	D-19

This prospectus contains important information about the investment objective, strategies, and risks of the Fund that you should understand before you invest. Please read this prospectus carefully and keep it with your investment records. Each of the Funds is non-diversified and has as its investment objective long-term growth of capital.

FIRSTHAND TECHNOLOGY VALUE FUND (TVFQX)

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, we invest at least 80% of the Fund’s assets in high-technology companies. We invest the Fund’s assets primarily in equity securities of high-technology companies that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. The Fund’s investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its intrinsic value exceeds its current market price. When assessing a company’s intrinsic value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property rights), the competitive environment, product development, marketing acumen, and management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high-technology industries, including medical technology industries. Although some of the Fund’s holdings may produce dividends, interest, or other income, current income is not a consideration when selecting the Fund’s investments.

PRINCIPAL INVESTMENT RISKS
General Risk. Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in the Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Non-Diversification Risk. The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. You should also be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in the Fund is not a balanced investment program.

Illiquid Securities Risk.  During 2006, illiquid securities comprised, at certain times, in excess of 10% of the Fund’s portfolio.  This percentage could increase further depending on market conditions or the making of additional investments.  Illiquid securities consist primarily of equity interest in privately placed technology companies.  A high level of investments in illiquid privately placed securities increases certain risks for shareholders in the Fund, including the risk that the Investment Adviser may not be able to manage the Fund according to its strategy because of the need to sell liquid portfolio securities in order to meet any redemption requests, further increasing the portion of illiquid securities.  If the Fund were compelled to sell  illiquid privately placed securities (which usually have resale restrictions attached) before it otherwise would in order to meet redemption requests, the Fund might not be able to sell those securities quickly without a substantial discount.  In the event of a redemption-in-kind used to satisfy redemption requests for the Fund’s shares, shareholders who receive illiquid securities in-kind will bear the market risk between the time they receive the distributed securities and the time they ultimately are able to dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  If you were to receive illiquid securities in-kind, you might not be able to sell those securities because they might be subject to resale restrictions or you might be able to sell those securities only at a substantial discount.

Small-Cap Companies Risk. The Fund may invest a substantial portion of its assets in small-capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

Foreign Securities Risk.  The Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets.  Investments in foreign securities involve greater risks compared to domestic investments.  Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than about U.S. companies.  Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes.  Such taxes may reduce the net return to the Fund’s shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar.  Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values, which may decline against the U.S. dollar.  Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities still may be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

The Fund may also invest, to a lesser extent, in foreign securities of issuers in countries with emerging securities markets.  Investments in such emerging securities markets present greater risks than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.  Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

Please see “Additional Investment Strategies and Associated Risks” for more information.

From time to time, Firsthand Capital Management, Inc. (the “Investment Adviser”) may close and reopen the Fund to purchases by new and/or existing investors.

FUND PERFORMANCE
The following bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year over a period of 10 years. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. The Fund’s past performance (before and after taxes) is no guarantee of how it will perform in the future.

During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -41.81% during the quarter ended March 31, 2001.

The after-tax returns shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to tax-exempt investors or those who hold their shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”). The Fund’s returns after taxes on distributions and sale of Fund shares set forth in the table below assume the shareholder realized income that can be offset by capital losses. This explains why certain returns after taxes on distributions and sale of Fund shares are higher than the corresponding returns before taxes.

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Firsthand Technology Value Fund
Return before taxes	8.97%	-2.64%	5.37%
Return after taxes on distributions	8.97%	-2.64%	4.67%
Return after taxes on distributions
and sale of Fund shares	5.83%	-2.22%	4.47%
Standard & Poor’s 500 Index (1)	15.79%	6.19%	8.42%
NASDAQ Composite Index (2)	10.39%	4.99%	6.95%

(1)	The Standard & Poor’s 500 Index is a widely recognized, unmanaged index of common stock prices. The index reflects no deduction for fees, expenses, or taxes.

(2)	The NASDAQ Composite Index is an unmanaged index representative of a broad basket of stocks. The index reflects no deduction for fees, expenses, or taxes.

FUND FEES AND EXPENSES

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Fund	Sales Charge Imposed on Purchases	Sales Charge Imposed on Reinvested Distributions	Deferred Sales Charge	Exchange Fee	Redemption Fee
Firsthand Technology Value Fund	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Fund	Management Fee	Distribution (12b-1 Fee)	Other Expenses	Total Annual Fund Operating Expenses*
Firsthand Technology Value Fund	1.50%	None	0.42%	1.92%

*           Under the Investment Advisory Agreements, the Investment Adviser has agreed to reduce its fees and/or make expense reimbursements so that the Fund's total annual operating expenses are limited to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. Under the Administration Agreement, the Fund’s Administrator has assumed responsibility for payment of all of the Fund's operating expenses excluding certain expenses, for example, brokerage and commission expenses, litigation costs, and any extraordinary and non-recurring expenses. The Investment Advisory Agreements continue from year to year, provided that their continuance is approved at least annually by the Board and the disinterested trustees. The expense data in the table reflects current contractual fees and expenses.

EXAMPLE
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Firsthand Technology Value Fund	$195	$602	$1,035	$2,235

ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES
The Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock, and warrants. The securities we select for a Fund’s investment are typically traded on a national securities exchange, the NASDAQ system, or over-the-counter. In a Fund’s investment portfolio, we may include securities of both large, well-known companies as well as smaller, lesser-known companies.
Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions, and other factors beyond our control. Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.

Some securities are not traded actively and may be difficult to sell. Although profits in some of a Fund’s holdings may be realized quickly, it is not expected that most of a Fund’s investments will appreciate rapidly.

ILLIQUID SECURITIES
A Fund will not invest in an illiquid security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. Any increase in the percentage of a Fund’s net assets in illiquid securities due to changes in portfolio securities values, a decrease in net assets, or other circumstances will not be considered when determining whether the Fund is in compliance with the foregoing limitation on investments in illiquid securities.

PORTFOLIO TURNOVER RISK
The investment management team will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses that must be borne by a Fund and its shareholders. It also may result in higher short-term capital gains to a Fund that are taxable to shareholders as ordinary income when distributed.  See “Financial Highlights” for the Fund’s historical portfolio turnover rates.

IPOs
The Fund may purchase shares in initial public offerings (“IPOs”), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover rate of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize a capital gain that must be distributed to shareholders.

CHANGING INVESTMENT OBJECTIVE
The investment objective of the Fund can be changed without shareholder approval, subject to Board approval and the provision of 60 days’ advance written notice to shareholders.

TEMPORARY DEFENSIVE MEASURES
For defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic, or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY
The Fund is non-diversified and concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or a group of industries, adverse market conditions within those industries may have a more significant impact on a Fund than they would on a Fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group of high-technology and health sciences industries may offer greater opportunities for growth of capital than investments in other industries. You also should be aware that because a non-diversified investment strategy may expose you to greater-than-average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY
The Fund’s portfolio manager evaluates company fundamentals when selecting stocks for the portfolio. Several factors may be examined, including strength of technology, competitiveness of products, barriers to entry (including patents and other intellectual property rights), balance sheet strength, market leadership, and management strength and vision. The portfolio managers buy a company’s stock for the Fund when they believe the company’s fundamental worth is not currently reflected in the market price (i.e., the stock is undervalued).  One or more of the Funds’ portfolio managers may also use quantitative screening methods as part of their stock selection process.

WHY WE SELL
A Fund may sell securities of a company if we determine that:

-         The current market price exceeds the value of the company, or
-         Alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company’s competitive, regulatory, or economic environment; because of deterioration of a company’s growth prospects or financial situation; or for other reasons.

FUND MANAGEMENT

THE MANAGER
Firsthand Funds (the “Trust”) retains Firsthand Capital Management, Inc., 125 South Market Street, Suite 1200, San Jose, California 95113, to manage the investments of the Fund. Firsthand Capital Management, Inc. (the "Investment Adviser") is an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”). Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, and Firsthand Technology Innovators Fund since each Fund began its operation.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of securities in the Funds.

PORTFOLIO HOLDINGS

A description of the Firsthand Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Funds’ website at www.firsthandfunds.com/portfolio.

OPERATION OF THE FUND

Under the Investment Advisory Agreements (the “Advisory Agreements”), the Investment Adviser receives from the Fund an advisory fee at the annual rate of 1.50% of the Fund’s average daily net assets. Under the Advisory Agreements, the Investment Adviser provides the Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of the Fund consistent with the Fund’s investment objective, policies, and limitations.

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as principal underwriter and distributor for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The Distributor is compensated by the Investment Adviser.

YOUR ACCOUNT

DOING BUSINESS WITH FIRSTHAND

Visit us online:   www.firsthandfunds.com
24 hours a day, 7 days a week, you may:
-           Complete an online account application*
-           Review your current account balance and
transaction history
-           Check portfolio holdings and daily net asset
values (“NAVs”)
-           Buy, exchange, and sell shares of Firsthand Funds**
-           Sign up for electronic delivery of shareholder
communications (for shares held with brokers only)
-           Sign up for quarterly e-mail alerts

Call us:               1.888.884.2675
Select from the following three options:
-           Option 1: Account Services
-           Option 2: Fund Information and Literature
-           Option 3: Automated Account Information

Account services representatives are available to answer your questions Monday through Friday, 5:00 A.M. to 5:00 P.M. Pacific Time. Fund information representatives are available to answer your questions and process Fund literature requests Monday through Friday, 8:00 A.M. to 5:00 P.M. Pacific Time.

TTY access:       1.800.774.3114

Write to us:
Shareholder Services
Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120

*          For your security, all applications must be signed and mailed to Firsthand Funds; they may not be submitted electronically.

**        Certain restrictions, such as minimum and maximum transaction amounts, apply.  Please visit our website or call us for more information.

HOW TO PURCHASE SHARES

ACCOUNT APPLICATION
To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675, option 2, or visit our website at www.firsthandfunds.com for an application.

RETIREMENT AND EDUCATION ACCOUNTS
In addition to regular (taxable) accounts, we also offer the following tax-advantaged investment options: Traditional IRAs, Roth IRAs, SEP-IRAs, and SIMPLE IRAs, and Coverdell Education Savings Accounts (“CESAs”). Please call Shareholder Services at 1.888.884.2675, option 2, if you would like more information about opening a retirement or an education account.

Account Minimums*
	Initial	Additional
Type of Account	Investment	Investment
Regular Accounts	$10,000	$50
IRAs (except CESAs)	$3,000	$50
CESAs	$500	$50

* Lower minimums may be available through brokerage firms and other financial intermediaries. Financial intermediaries with omnibus accounts with the Funds may, with the Funds' written consent, offer lower initial minimum investment amounts to clients.

There are several ways to purchase shares of a Fund. These options are described below.

By Mail
To Open Your Account
Mail your check, along with your properly complete account application to Shareholder Services. Make your check payable to Firsthand Funds. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

Mail your check, along with an investment slip from your account statement, to Shareholder Services.  If you do not have an investment slip, include a note with your name, the Fund name, and your account number.

To Add to Your Account
Make your check payable to Firsthand Funds. Include your account number on your check. No third-party checks, starter checks, foreign checks, traveler’s checks, money orders, or currency will be accepted.

By Telephone
To Open Your Account	You may not open an account by phone.

To Add to Your Account	Call 1.888.884.2675, option 1, to buy additional shares. You may buy shares in amounts of at least $50 or as much as $50,000.

Telephone transactions are made by Automated Clearing House electronic funds transfer from a pre-designated bank account. Before requesting a telephone purchase, please make sure that we have your bank account information on file. If we do not have this information, please call Shareholder Services to request an application or visit our website.

Online
To Open Your Account
At www.firsthandfunds.com, you may download an account application. For security reasons, the application must be printed, signed, and mailed to Firsthand Funds; it may not be submitted electronically.

To Add to Your Account	Go to www.firsthandfunds.com/online to visit our secure online transaction area.

By Wire
To Open Your Account
Before we can accept your wire, you must mail in a properly completed application to Shareholder Services. Call 1.888.884.2675, option 1, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  There is an $8 processing fee for wire payments. Your bank may also impose a charge for processing the wire.

To Add to Your Account
Call 1.888.884.2675, option 1, for wire instructions. Your wire must be received by 4:00 P.M. Eastern Time to receive that day’s NAV.  There is an $8 processing fee for wire payments. Your bank may also impose a charge for processing the wire.

Through Your Broker	To open or add to an account, contact your broker or financial adviser. For more information, see “Purchase Through Your Broker” in this section.

CONFIRMATION
You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

PURCHASE THROUGH YOUR BROKER
You may also purchase shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your shares may be held in a pooled account in your broker’s name and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place an order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. A transaction charge may be imposed by brokers for handling your order; there are no charges if Fund shares are purchased directly from Firsthand.

ADDITIONAL PURCHASE INFORMATION
Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4:00 P.M. Eastern Time), your order will be priced at the NAV determined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person. If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

EXCHANGING AND SELLING SHARES

EXCHANGES
You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the HSBC Investor Money Market Fund at the current NAV. You may exchange shares by mail, by telephone, or online. Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, apply to exchanges, because an exchange is a redemption from one Fund and a purchase into another. In particular, exchanges will be treated as a sale of shares and any gain on such transactions may be subject to federal income tax.

EXCHANGE TO THE HSBC INVESTOR MONEY MARKET FUND
You may also exchange your shares for shares of the HSBC Investor Money Market Fund, which is a portfolio of the HSBC Investor Funds, if such shares are offered in your state of residence. HSBC Investor Funds is an open-end management investment company with multiple portfolios advised by HSBC Investments (USA) Inc., 452 Fifth Avenue, New York, NY 10018, and is not affiliated with Firsthand Funds or ALPS Distributors, Inc. Prior to making such an exchange, you should obtain and carefully read the prospectus for the HSBC Investor Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or ALPS Distributors, Inc. of an investment in the HSBC Investor Money Market Fund.

The HSBC Investor Money Market Fund’s investment objective is to provide a high level of current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

INVESTMENTS IN THE HSBC FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE HSBC INVESTOR MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

EXCHANGE FROM THE HSBC INVESTOR MONEY MARKET FUND
To exchange your shares of the HSBC Investor Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund’s prospectus and open an account with us. To request a Firsthand Fund’s prospectus and account application, please call us or visit our website.

SELLING SHARES
Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

To Sell Shares
By Mail
Send written instructions, including your name, account number, and the dollar amount (or the number of shares) you want to sell, to Firsthand Funds. Be sure to include all of the necessary signatures, and a signature guarantee, if required. You must sign your request exactly as your name appears on Firsthand’s account records.

A signature guarantee is required if you want to sell more than $50,000 worth of shares.

By Telephone

Call 1.888.884.2675, option 1, to redeem shares by telephone.

As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone. You can request to have your payment sent to you by an Automated Clearing House electronic funds transfer, wire, or mail. There is an $8 processing fee for wire payments.

You may not sell shares in an IRA or any other tax-deferred savings account by telephone. Please see your IRA application, which includes important disclosure, or call Shareholder Services for more details.

Online

Go to www.firsthandfunds.com/online to visit our secure online transaction area. Minimum and maximum transaction amounts apply. For more information, visit our website.

You may not sell shares in an IRA or any other tax-deferred savings account online. Please call Shareholder Services for more details.

By Electronic Funds Transfer
Call or write to Shareholder Services, or visit us online to have your proceeds electronically transferred to a pre-designated bank account.
Before requesting an Automated Clearing House electronic funds transfer, please make sure that we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 2, to request the proper form, or visit our website.

By Wire

Please call 1.888.884.2675, option 1, or submit your request by mail. You may request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

Through Your Broker	Contact your broker or financial adviser.

SIGNATURE GUARANTEES
Under the following circumstances, written instructions with a signature guarantee will be required to execute your transaction:

-	If you have changed the name(s) or address on your account within 30 days prior to a redemption request (online redemption requests will not be accepted in this situation);
-	If you want payment mailed to an address other than the one we have on file for your account; or
-	If you want a redemption check made out to someone other than the account owner;
-	If the check is not being mailed to the address on your account;
-	If the check is not being made payable to the owner of the account;
-	If the redemption proceeds are being transferred to another Fund account with a different registration; or
-	If the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is a valuable safeguard to protect you and the Funds from fraud. You can get a signature guarantee from most banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public cannot provide a signature guarantee. Firsthand accepts only STAMP 2000 New Technology Medallion Guarantee Stamps.

REDEMPTION PAYMENTS
Payment is normally made within seven days after the receipt of your properly completed redemption request. In extraordinary circumstances, we may suspend redemptions or postpone the payment of proceeds beyond seven calendar days when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

UNDELIVERABLE OR UNCASHED CHECKS
Any check tendered in payment of a redemption transaction, dividends, or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex- date at the NAV determined at the close of business on that date. No interest will accrue on amounts represented by uncashed redemption checks.

SELLING SHARES THROUGH YOUR BROKER
You may also sell your shares through your broker. Any order you place with a brokerage firm is treated as if it were placed directly with Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receive your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

Your brokerage firm is responsible for processing your redemption promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds’ prospectus and shareholder reports. When you place a redemption order with your broker, it is the broker’s responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

SELLING RECENTLY PURCHASED SHARES
If you bought shares by check or an Automated Clearing House electronic funds transfer, it may take up to 15 days from the date of purchase for your check or electronic funds transfer to clear. We will send your redemption payment only after your check or electronic funds transfer has cleared. To eliminate this delay, you may purchase shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION
At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions.

SHAREHOLDER SERVICES

Firsthand Funds’ Transfer Agent, BISYS Fund Services Ohio, Inc., provides account and shareholder services for Firsthand Funds’ shareholders. The Transfer Agent processes purchases, redemptions, and exchanges; it also maintains shareholders’ accounts.

AUTOMATIC INVESTMENT PLAN
This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account either monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. You may sign up for the Automatic Investment Plan on your account application or by calling us. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your investment or discontinue the plan at any time by calling or writing to Shareholder Services.

PAYROLL DIRECT DEPOSIT PLAN
You may purchase Fund shares through direct deposit plans offered by certain private employers and government agencies. These plans enable you to have a portion of your payroll checks transferred automatically to purchase shares of the Fund. Contact your employer for additional information.

SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to systematically sell your shares and receive regular payments from your account. You may arrange to receive payments monthly (on the 15th of the month, unless you request a different date), quarterly, semi-annually, or annually. Payments can be sent to you by mail or by electronic funds transfer. The minimum monthly redemption is $50, and please note that the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days’ prior written notice, to implement reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling or writing to Shareholder Services.

CHANGING BANKING INFORMATION
You may change your pre-designated bank or brokerage account at any time by writing to Shareholder Services. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund. Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

TELEPHONE TRANSACTIONS
The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to Shareholder Services.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 1, to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privilege on your account application, or you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS
Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Pursuant to policies and procedures adopted by the Board of Trustees, we may restrict or refuse purchases or exchanges into a Fund from market timers. These policies and procedures do not follow a strict quantitative process; instead, trading patterns have been identified and, if an account trades within an identified pattern, additional monitoring will occur. The Funds believe you may be considered a “market timer” if you:

-	Make more than two purchases and two sales in a Fund within any 90-day period, or
-	Make more than four purchases and four sales in a Fund within any 12-month period, or
-	Appear to follow a market-timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

Periodic purchases or redemptions under a periodic purchase plan or periodic redemption plan are exempt from this market timing policy.

Although redemptions in violation of this policy will cause the Funds to restrict purchases and exchanges into a Fund, the Funds cannot restrict redemptions out of a Fund. A purchase or an exchange into a Fund that violates this policy normally will be blocked on the same day it is attempted.

The Funds do not accommodate frequent purchases or redemptions of a Fund’s shares.

Although the Funds have taken steps to discourage frequent purchases and redemptions of the Funds shares, they cannot guarantee that such trading will not occur.

ACCOUNT MAINTENANCE FEE
Because of the disproportionately high costs of servicing accounts with low balances, we charge a $14 annual account maintenance fee for accounts in which the investment amount falls below the applicable minimum investment amount (see How to Purchase Shares). We will determine the amount of your investment in each account once per year, generally at the end of September. We will deduct the fee each year from each account with a balance below the applicable minimum investment amount at that time. Prior to assessing the annual account maintenance fee, however, we will notify you in writing and give you 60 days to either increase the value of your account to the minimum balance or close your account. Accounts that fall below the minimum as a result of market depreciation are not subject to this fee.

MAILINGS TO SHAREHOLDERS
All Firsthand Funds’ shareholders receive copies of prospectuses, annual reports, and semi-annual reports by mail (brokerage account shareholders may elect to receive these documents via e-delivery). Currently, Firsthand Funds and many brokers combine the mailings of shareholders who are family members living at the same address. If you wish to opt out of this “householding” plan, you may contact your broker or call us toll-free at any time, at 1.888.884.2675, option 1, or write to Shareholder Services. We will resume separate mailings to each member of your household within 30 days of your request.

LARGE REDEMPTIONS
Large redemptions can negatively affect a Fund’s investment strategy because the portfolio manager may need to sell securities that otherwise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or your redemption or series of redemptions amounts to more than 1% of a Fund’s net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a “redemption in-kind”). In the case of a redemption in-kind, you will bear the market risk between the time you receive the distributed securities and the time you dispose of the securities.  You may also incur brokerage commissions and other costs when selling the securities.  In the event you receive illiquid securities in-kind, you may not be able to sell those securities because they may be subject to resale restrictions or you may be able to sell those securities only at a substantial discount.

CUSTOMER IDENTIFICATION
We are required by law to obtain certain personal information from you that will be used to verify your identity. When you open an account, we will ask for your name, address, date of birth (for individuals), taxpayer or other government identification number, and other information that will allow us to identify you.  We may also request to review other identifying documents such as a driver’s license, a passport, or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, we may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable. Firsthand Funds reserves the right to reject any purchase order.  Firsthand Funds shall not be held liable for any loss resulting from any purchase delay, application rejection, or account closure resulting from a failure to provide proper personal identification.

DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS
The Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions either by check or have them reinvested. Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid by check. Please call us if you wish to change your distribution option or visit our website and make this change online. Income and capital gain distributions reduce a Fund’s NAV by the amount of the distribution on the ex-dividend date. If you have chosen the reinvestment option, we will credit to your account additional shares at the NAV on the ex-dividend date. If you buy Fund shares shortly before the Fund makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when the Fund holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the realized gains. The Funds have the potential to build up high levels of unrealized appreciation.

If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES
The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their U.S. shareholders. It does not apply to non-U.S. investors, tax-exempt investors, or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or an IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

TAXES ON DISTRIBUTIONS
Distributions of a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gain, if any, generally will be taxable to you as a long-term capital gain. An individual’s net long-term capital gain is subject to a reduced maximum 15% rate of tax. A Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and the Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. At the end of every year, we will notify you of the federal income tax status of your distributions.

TAXES ON TRANSACTIONS
Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss will be a long-term capital gain or loss if you have held such shares for more than one year at the time of redemption or exchange. Under some circumstances, your realized losses may be disallowed.

ADDITIONAL TAX INFORMATION
In certain circumstances, Fund shareholders may be subject to backup withholding.

PRICING OF FUND SHARES

CALCULATING THE NAV
The Fund calculates its share price, or NAV, at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time) on each day that the exchange is open (a “business day”). Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of the Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

If the market price for a security in a Fund’s portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees (“Valuation Procedures”). The Valuation Procedures authorize a committee, composed of members of the Board of Trustees and senior personnel of the Investment Adviser, to determine the fair value of any such security. As a general principle, the fair valuation of a security should reflect the amount that a Fund would reasonably expect to receive for the security upon its current sale to an arm’s-length buyer. The Pricing Committee may use any one or more of the following methods, among others, in establishing the fair value of a security:

-           A multiple of sale, revenue, or earnings;
-           A multiple of book value;
-           A discount from market of a similar freely traded security;
-           The purchase price of the security;
-           Any subsequent private transactions in the security or related securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES
The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the NYSE. If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	Options are valued at their closing mid-price on the principal exchange where the option is traded. Mid-price is the average of the closing bid price and the closing ask price.

5.
Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. These securities may include thinly traded securities or those that are restricted as to their resale.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the Fund’s financial performance and other financial information for the past five years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in the Fund would have earned or lost on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, LLP, whose report, along with the Fund’s financial statements, is included in our 2006 Annual Report to Shareholders. Please call 1.888.884.2675, option 2, to request a free copy of the Funds’ Annual Report.

Firsthand Technology Value Fund
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
12/31/06	12/31/05	12/31/04	12/31/03	12/31/02
Net asset value at beginning of year	$33.12	$29.48	$31.57	$18.09	$41.25

Income from investment operations:
Net investment loss	(0.72)	(0.62)	(0.49)	(0.40)	(0.46)

Net realized and unrealized gains (losses) on investments	3.69	4.26	(1.60)	13.88	(22.72)
Total from investment operations	2.97	3.64	(2.09)	13.48	(23.18)

Paid-in-capital from redemption fees	—	—	—	0.00	(A)	0.02

Net asset value at end of year	$36.09	$33.12	$29.48	$31.57	$18.09

Total return	8.97%	12.35%	(6.62%)	74.52%	(56.15%)

Net assets at end of year (millions)	$370.9	$446.6	$586.9	$877.4	$492.7

Ratio of gross expenses to average net assets before waiver	1.93%	1.92%	1.90%	1.90%	1.89%

Ratio of net expenses to average net assets after waiver	1.92%	1.92%	1.90%	1.90%	1.89%

Ratio of net investment loss to average net assets	(1.70%)	(1.81%)	(1.41%)	(1.64%)	(1.56%)

Portfolio turnover rate	47%	42%	17%	38%	44%

(A)           Amount is less than $0.01.

Privacy Policy Notice

Firsthand Capital Management, Inc. is committed to protecting the privacy of the shareholders of Firsthand Funds. This notice describes our privacy policy.

To administer and service your account, we collect nonpublic personal information about you from account applications and other related forms. We also keep records of your transactions.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. To process your requests and transactions, the law permits us to disclose nonpublic personal information about you to our service providers (such as Firsthand Funds’ transfer agent and distributor). We prohibit our service providers from using the information that they receive from us for any purpose other than to provide service for your Firsthand Funds’ account.

We designed our privacy policy to protect your personal information. We restrict access to your nonpublic personal information to authorized employees and service providers (as described above). We maintain physical, electronic, and procedural safeguards that comply with federal privacy standards to guard your nonpublic information.

Privacy Policy is not a Part of the Prospectus

Firsthand Funds
P.O. Box 183120
Columbus, OH 43218-3120
1.888.884.2675
www.firsthandfunds.com

Investment Adviser
Firsthand Capital Management, Inc.
125 South Market Street, Suite 1200
San Jose, CA 95113
www.firsthandcapital.com

Distributor
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

Transfer Agent
BISYS Fund Services Ohio, Inc.
P.O. Box 183120
Columbus, OH 43218-3120
1.888.884.2675

Additional information about the Fund is included in the Statement of Additional Information (“SAI”). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. The Annual Report includes a discussion of the Fund’s holdings and recent market conditions and investment strategies that significantly affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our website at www.firsthandfunds.com.

Information about the Fund (including the Funds’ SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.551.8090. The Funds’ Annual and Semi-Annual reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address:  publicinfo@sec.gov.

Firsthand, the interlocking “F” design, and Technology Value Fund are registered trademarks of Firsthand Capital Management, Inc.

File No. 811-8268

APPENDIX E:  COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF TIF, GTF AND TVF

Fundamental Investment Policies and Limitations
Neither of TIF or GTF may:		TVF may not:
1.	Underwrite the securities of other issuers, except that GTF may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.	1.
Underwrite the securities of other issuers, except that TVF may, as indicated in the
Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2.	Purchase or sell real estate or interests in real estate, but GTF may purchase marketable securities of companies holding real estate or interests in real estate.	2.	Purchase or sell real estate or interests in real estate, but TVF may purchase marketable securities of companies holding real estate or interests in real estate.
3.	Purchase or sell commodities or commodity contracts, including futures contracts, except that GTF may purchase and sell futures contracts to the extent authorized by the Board of Trustees.	3.	Purchase or sell commodities or commodity contracts, including futures contracts.
4.	Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of GTF’s total assets; and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of GTF’s total assets.	4.
Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of TVF’s total assets; and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of TVF’s total assets.

5.	Purchase securities on margin, but GTF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	5.	Purchase securities on margin, but TVF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
6.	Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of GTF’s total assets at the time any borrowing is made. While GTF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.	6.
Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of TVF’s total assets at the time any borrowing is made. While TVF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.

7.	Purchase or sell puts and calls on securities, except that GTF may purchase and sell puts and calls on stocks and stock indices.	7.	Purchase or sell puts and calls on securities.
8.	Make short sales of securities.	8.	Make short sales of securities.
9.	Participate on a joint or joint-and-several basis in any securities trading account.	9.	Participate on a joint or joint-and-several basis in any securities trading account.
10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.	10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

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